SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                           Date of Report: May 2, 2001
                        (Date of earliest event reported)

                               Griffon Corporation
             (Exact name of registrant as specified in its charter)



   Delaware                      1-6620                 11-1893410
(State or other               (Commission             (IRS Employer
 jurisdiction of               File Number)            Identification
 incorporation)                                           Number)


        100 Jericho Quadrangle, Jericho, New York          11753
        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number including area code     (516)  938-5544


         (Former name of former address, if changed since last report.)

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Item 5.   Other Events

     (a) In May 2001, Registrant executed amended and restated employment agreements with Harvey R. Blau, its Chairman of the Board and Robert Balemian, its President. The agreements extend the term of the prior agreements for three years, until December 1, 2006, and reduce annual compensation by eliminating accrued cost of living adjustments. In all other material respects, the amended agreements are substantially identical to their previous employment agreements.

     (b) In May 2001, Registrant also amended its By-Laws to amend the advance notice provisions for shareholder proposals and the procedures for director nominations.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

         3    Amended and Restated By-Laws.

         10.1 Employment Agreement  between Registrant and Harvey R. Blau.

         10.2 Employment Agreement between Registrant and Robert Balemian.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           GRIFFON CORPORATION

                                           By: /s/ Robert Balemian
                                               Robert Balemian, President